Retirement Class HNINX
Institutional Class HAINX
Administrative Class HRINX
Investor Class HIINX

Harbor International Fund

Supplement to Summary Prospectus dated March 1, 2022
August 17, 2022
Effective August 17, 2022 (the “Effective Date”), Toma Kobayashi serves as portfolio manager to Harbor International Fund.

As of the Effective Date, the following is added to the “REGIONAL FOCUS: JAPAN” section of the “Portfolio Management” section of the Fund Summary for the Fund, below Mr. Somerville:
Toma Kobayashi
Marathon Asset Management Limited
Mr. Kobayashi is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2022.
Investors Should Retain This Supplement For Future Reference
S0822.SP.HIF